UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022

NUZEE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

1401 Capital Avenue, Suite B, Plano, Texas 75074

(Address of principal executive offices)

(760) 295-2408

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	NUZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On February 25, 2022 (the “Closing Date”), NuZee, Inc. (the “Company”) completed its previously announced acquisition (the “Acquisition”) of substantially all of the assets and certain specified liabilities of Dripkit, Inc., a Delaware corporation (“Dripkit”), pursuant to the Asset Purchase Agreement dated as of February 21, 2022 (the “Asset Purchase Agreement”), by and among the Company, Dripkit, and Dripkit’s existing investors (the “Stock Recipients”) who executed joinders to the Asset Purchase Agreement as of the Closing Date.

After adjustments and holdbacks under the Asset Purchase Agreement as previously disclosed, the Company paid the aggregate purchase price as follows: (a) cash paid by the Company to Dripkit was $257,000, and (b) the Company issued to the Stock Recipients an aggregate of 178,681 shares of the Company’s common stock. In addition, the Company repaid the entire outstanding principal amount of Dripkit’s Small Business Association Economic Injury Disaster Loan in the amount of $78,156. The terms and provisions of the Asset Purchase Agreement are further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2022 (the “Current Report”), which is incorporated herein by reference, and a copy of the Asset Purchase Agreement was filed as Exhibit 2.1 to the Current Report, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 1, 2022, the Company issued a press release announcing the completion of the Acquisition. A copy of the Company’s press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Item 8.01. Other Events

On the Closing Date, the Company entered into an employment agreement for a term of two years with Ilana Kruger, the holder of approximately 71% of the capital stock of Dripkit, pursuant to which Ms. Kruger will serve as Chief Executive Officer of an anticipated new Dripkit Coffee business division that is wholly-owned by NuZee, Inc.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company dated March 1, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: March 1, 2022	By:	/s/ Patrick Shearer
	Name:	Patrick Shearer
	Title:	Chief Financial Officer